Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2016
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.66%	0.22%	0.50%	0.58%	0.65%
Return on equity (ratio of net income to average equity) (1)	4.86	1.59	3.59	3.96	4.41
Net interest rate spread (1)	3.23	3.21	3.30	3.35	3.33
Net interest margin (1)	3.33	3.31	3.39	3.43	3.40
Efficiency ratio	73.60	79.80	80.98	83.16	77.77
Noninterest expense to average total assets (1)	2.62	2.78	2.89	3.08	2.85
Average interest–earning assets to average interest–bearing liabilities	134.36	136.17	136.26	138.91	134.89
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	242	253	255	251	264

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$9,499	$11,509	$10,238	$13,192	$8,809
Interest-bearing deposits in other financial institutions	91,031	74,048	55,705	46,185	52,661
Securities, at fair value	99,899	105,698	111,386	114,753	104,242
Loans receivable, net	1,241,808	1,207,553	1,232,485	1,232,257	1,162,298
Other real estate owned, net	4,381	5,373	5,629	7,011	4,809
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,257	6,257
Premises and equipment, net	31,856	32,021	32,308	32,726	33,063
Intangible assets	911	1,040	1,169	1,305	1,441
Bank owned life insurance	22,538	22,484	22,438	22,387	22,335
Deferred taxes	23,715	25,187	25,641	26,695	27,733
Other assets	8,378	8,661	8,552	9,675	7,775
Total assets	$1,540,273	$1,499,831	$1,511,808	$1,512,443	$1,431,423

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,316,695	$1,268,602	$1,264,689	$1,212,919	$1,181,534
Borrowings	1,406	1,469	17,621	64,318	18,048
Other liabilities	18,505	23,053	20,010	22,842	18,767
Total liabilities	1,336,606	1,293,124	1,302,320	1,300,079	1,218,349
Stockholders’ equity	203,667	206,707	209,488	212,364	213,074
Total liabilities and stockholders’ equity	$1,540,273	$1,499,831	$1,511,808	$1,512,443	$1,431,423
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,845	$12,581	$12,759	$12,411	$12,147
Total interest expense	1,014	952	856	738	699
Net interest income before provision (recovery)	11,831	11,629	11,903	11,673	11,448
Provision for (recovery of) loan losses	(525)	1,315	(490)	(1,038)	(956)
Net interest income	12,356	10,314	12,393	12,711	12,404
Noninterest income	1,637	1,537	1,594	1,757	1,709
Noninterest expense	9,912	10,506	10,930	11,169	10,232
Income before income tax	4,081	1,345	3,057	3,299	3,881
Income tax expense	1,573	514	1,153	1,183	1,532
Net income	$2,508	$831	$1,904	$2,116	$2,349
Basic earnings per common share	$0.13	$0.04	$0.10	$0.11	$0.12
Diluted earnings per common share	$0.13	$0.04	$0.10	$0.11	$0.12

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$583	$541	$567	$603	$648
Other fee income	478	505	495	505	502
Insurance commissions and annuities income	53	72	55	169	68
Gain on sales of loans, net	38	3	18	10	37
Gain on sale of securities	—	—	46	—	—
Loan servicing fees	66	75	73	83	85
Amortization of servicing assets	(28)	(40)	(28)	(32)	(35)
Recovery (impairment) of servicing assets	—	3	(3)	(1)	(15)
Earnings on bank owned life insurance	54	46	51	52	48
Trust income	167	165	160	183	172
Other	226	167	160	185	199
Total noninterest income	$1,637	$1,537	$1,594	$1,757	$1,709

Noninterest Expense
Compensation and benefits	$5,315	$5,713	$5,993	$6,034	$5,329
Office occupancy and equipment	1,487	1,635	1,647	1,620	1,537
Advertising and public relations	144	252	222	208	212
Information technology	707	699	724	687	686
Supplies, telephone, and postage	345	297	376	397	393
Amortization of intangibles	129	129	136	136	136
Nonperforming asset management	89	127	84	239	244
Loss (gain) on sales of other real estate owned	(15)	(38)	38	33	(11)
Valuation adjustments of other real estate owned	115	10	119	81	231
Operations of other real estate owned	143	177	219	169	114
FDIC insurance premiums	238	236	217	205	202
Other	1,215	1,269	1,155	1,360	1,159
Total noninterest expense	$9,912	$10,506	$10,930	$11,169	$10,232

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate loans	$142,130	$147,876	$154,588	$159,501	$164,124
Multi–family mortgage loans	505,369	504,158	513,450	506,026	478,057
Nonresidential real estate loans	186,504	191,685	219,339	226,735	223,528
Construction and land loans	1,005	1,767	1,799	1,313	1,322
Commercial loans	106,878	84,951	76,325	79,516	80,216
Commercial leases	304,753	282,629	272,849	265,405	221,622
Consumer loans	1,846	1,744	1,890	1,831	1,927
	1,248,485	1,214,810	1,240,240	1,240,327	1,170,796
Net deferred loan origination costs	1,657	1,658	1,661	1,621	1,583
Allowance for loan losses	(8,334)	(8,915)	(9,416)	(9,691)	(10,081)
Loans, net	$1,241,808	$1,207,553	$1,232,485	$1,232,257	$1,162,298

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$2,322	$2,279	$1,637	$2,657	$3,267
Multi–family mortgage loans	25,062	18,017	24,385	43,110	16,302
Nonresidential real estate loans	3,518	3,587	5,002	20,408	4,025
Construction and land loans	92	—	198	—	—
Commercial loans	67,919	54,149	35,771	44,293	56,950
Commercial leases	54,717	54,633	39,303	71,201	26,866
Consumer loans	883	1,025	588	725	711
	$154,513	$133,690	$106,884	$182,394	$108,121

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$7,245	$8,500	$6,413	$7,471	$9,963
Multi–family mortgage loans	24,276	27,188	17,082	13,559	18,939
Nonresidential real estate loans	8,740	30,024	11,878	12,748	5,523
Construction and land loans	852	33	57	41	232
Commercial loans	45,990	45,528	39,030	45,460	38,079
Commercial leases	31,437	48,774	31,552	26,353	28,104
Consumer loans	801	1,080	664	701	738
	$119,341	$161,127	$106,676	$106,333	$101,578

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$220	$778	$441	$363	$1,424
Multi–family mortgage loans	1,155	4,163	5,117	2,199	7,666
Nonresidential real estate loans	500	19,164	409	784	335
Construction and land loans	828	—	24	8	24
Commercial loans	6,037	12,243	7,861	4,873	4,120
Commercial leases	203	197	194	—	—
	$8,943	$36,545	$14,046	$8,227	$13,569

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$2,691	$2,625	$3,370	$2,455	$2,952
Multi–family mortgage loans	508	1,021	953	821	1,399
Nonresidential real estate loans	717	754	295	296	2,263
Construction and land loans	—	—	803	—	—
Commercial loans	—	—	—	—	75
Nonaccrual loans	3,916	4,400	5,421	3,572	6,689

Loans past due over 90 days, still accruing	—	828	—	—	—

Other real estate owned (2):
One–to–four family residential real estate loans	2,281	2,433	2,619	2,621	325
Multi–family real estate	393	737	737	951	1,474
Nonresidential real estate	780	1,065	1,135	1,747	1,289
Land (3)	927	1,138	1,138	1,692	1,721
Other real estate owned	4,381	5,373	5,629	7,011	4,809

Nonperforming assets	$8,297	$10,601	$11,050	$10,583	$11,498

Asset Quality Ratios
Nonperforming assets to total assets	0.54%	0.71%	0.73%	0.70%	0.80%
Nonaccrual loans to total loans	0.31	0.43	0.44	0.29	0.57
Nonaccrual commercial-related loans to total commercial-related loans (4)	0.11	0.24	0.19	0.10	0.37
Nonaccrual residential and consumer loans to total residential and consumer loans	1.87	1.75	2.15	1.52	1.78
Allowance for loan losses to nonperforming loans	212.82	170.52	173.69	271.30	150.71

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Other real estate owned acquired from the Downers Grove National Bank merger are included in the above table.

(3)
Other real estate owned (land) acquired from the Downers Grove National Bank merger totaled $ 892,000 at September 30, 2016, $1.1 million at June 30, 2016 and March 31, 2016, $1.7 million at December 31, 2015 and September 30, 2015.

(4)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$475	$335	$440	$847	$429
Multi–family mortgage loans	2,119	2,025	3,347	5,167	6,254
Nonresidential real estate loans	2,407	3,194	4,981	4,981	5,259
Construction and land loans	—	830	—	842	819
Commercial loans	75	225	137	614	703
Consumer loans	—	2	—	—	—
	$5,076	$6,611	$8,905	$12,451	$13,464

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$685	$171	$3,012	$2,036	$63
60 – 89 days past due	419	71	30	926	816
Matured Loans	784	277	1,387	1,467	224
	$1,888	$519	$4,429	$4,429	$1,103

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,915	$9,416	$9,691	$10,081	$10,810
Charge offs:
One–to–four family residential real estate loans	(102)	(355)	(52)	(59)	(125)
Multi–family mortgage loans	—	(6)	(45)	(9)	(9)
Nonresidential real estate loans	(55)	(1,657)	(3)	(102)	(26)
Commercial loans	—	—	—	(54)	—
Consumer loans	(6)	(2)	(16)	(5)	(3)
	(163)	(2,020)	(116)	(229)	(163)
Recoveries:
One–to–four family residential real estate loans	5	6	81	407	16
Multi–family mortgage loans	10	9	137	5	169
Nonresidential real estate loans	39	161	—	460	24
Construction and land loans	—	—	35	—	38
Commercial loans	45	28	77	5	143
Commercial leases	7	—	—	—	—
Consumer loans	1	—	1	—	—
	107	204	331	877	390
Net (charge–offs) recoveries	(56)	(1,816)	215	648	227
Provision for (recovery of) loan losses	(525)	1,315	(490)	(1,038)	(956)
Ending balance	$8,334	$8,915	$9,416	$9,691	$10,081

Allowance for loan losses to total loans	0.67%	0.73%	0.76%	0.78%	0.86%
Net charge–off (recovery) ratio (1)	0.02	0.60	(0.07)	(0.22)	(0.08)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$234,652	$231,928	$238,848	$254,830	$233,192
Savings deposits	155,199	158,669	161,554	156,752	152,585
Money market accounts	320,814	315,615	323,197	329,654	327,080
Interest–bearing NOW accounts	263,286	258,083	247,434	248,982	245,780
Certificates of deposits - retail	223,642	223,948	221,101	211,010	210,588
Certificates of deposits - wholesale	119,102	80,359	72,555	11,691	12,309
	$1,316,695	$1,268,602	$1,264,689	$1,212,919	$1,181,534

SELECTED AVERAGE BALANCES
Total average assets	$1,511,475	$1,510,115	$1,513,683	$1,448,857	$1,434,749
Total average interest–earning assets	1,414,736	1,413,161	1,414,008	1,348,782	1,336,412
Average loans	1,225,480	1,210,726	1,238,270	1,175,723	1,164,251
Average securities	106,904	108,865	118,557	107,344	102,578
Average stock in FHLB	6,257	6,257	6,257	6,257	6,257
Average other interest–earning assets	76,095	87,313	50,924	59,458	63,326
Total average interest–bearing liabilities	1,052,916	1,037,781	1,037,730	971,000	990,733
Average interest–bearing deposits	1,050,935	1,034,674	962,823	951,631	981,633
Average borrowings	1,981	3,107	74,907	19,369	9,100
Average stockholders’ equity	206,237	209,231	212,322	213,858	213,061

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.61%	3.58%	3.63%	3.65%	3.61%
Average loans	4.02	4.02	4.01	4.06	4.02
Average securities	1.14	1.13	1.07	1.07	1.03
Average other interest–earning assets	0.73	0.75	0.69	0.51	0.50
Total average interest–bearing liabilities	0.38	0.37	0.33	0.30	0.28
Average interest–bearing deposits	0.38	0.37	0.33	0.30	0.28
Average borrowings	0.40	0.26	0.37	0.25	0.17
Net interest rate spread	3.23	3.21	3.30	3.35	3.33
Net interest margin	3.33	3.31	3.39	3.43	3.40
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	13.22%	13.78%	13.86%	14.04%	14.89%
Tangible equity to tangible total assets (end of period)	13.17	13.72	13.79	13.97	14.80
Risk–based total capital ratio	17.64	18.09	17.80	17.89	19.10
Common Tier 1 (CET1)	16.87	17.26	16.95	17.01	18.14
Risk–based tier 1 capital ratio	16.87	17.26	16.95	17.01	18.14
Tier 1 leverage ratio	12.28	12.41	12.53	13.26	13.41
Tier 1 capital	$183,092	$184,695	$186,964	$189,044	$189,216
BankFinancial FSB
Risk–based total capital ratio	15.21%	15.09%	15.83%	15.41%	16.22%
Common Tier 1 (CET1)	14.44	14.26	14.98	14.54	15.25
Risk–based tier 1 capital ratio	14.44	14.26	14.98	14.54	15.25
Tier 1 leverage ratio	10.51	10.25	11.08	11.33	11.27
Tier 1 capital	$156,725	$152,559	$165,183	$161,545	$159,118

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$12.70	$11.99	$11.82	$12.63	$12.43
High	12.80	12.89	13.29	13.22	12.48
Low	11.75	11.38	11.42	12.10	11.57
Common shares outstanding	19,271,211	19,678,697	19,939,500	20,297,317	20,501,966
Book value per share	$10.57	$10.50	$10.51	$10.46	$10.39
Tangible book value per share	$10.52	$10.45	$10.45	$10.40	$10.32
Cash dividends declared on common stock	$0.05	$0.05	$0.05	$0.04	$0.08
Dividend payout ratio	38.82%	119.60%	53.50%	38.59%	69.82%
Stock repurchases	$5,022	$3,280	$4,393	$2,582	$—
Stock repurchases – shares	407,486	260,803	357,817	204,649	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,508	$831	$1,904	$2,116	$2,349
Average common shares outstanding	19,460,022	19,827,581	20,155,541	20,428,979	20,501,966
Less: Unearned ESOP shares	(670,351)	(694,773)	(719,109)	(743,659)	(768,327)
Unvested restricted stock shares	(940)	(2,690)	(7,881)	(7,932)	(7,932)
Weighted average common shares outstanding	18,788,731	19,130,118	19,428,551	19,677,388	19,725,707
Plus: Dilutive common shares equivalents	323	317	2,939	25,141	5,595
Weighted average dilutive common shares outstanding	18,789,054	19,130,435	19,431,490	19,702,529	19,731,302
Basic earnings per common share	$0.13	$0.04	$0.10	$0.11	$0.12
Diluted earnings per common share	$0.13	$0.04	$0.10	$0.11	$0.12
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	536,459	536,459	1,752,156	536,459	—
Weighted average exercise price of anti–dilutive options	$12.99	$12.99	$12.30	$12.99	$—

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Pre–tax pre–provision earnings from core operations
Income before income taxes	$4,081	$3,881	$8,483	$10,801
Provision for (recovery of) loan losses	(525)	(956)	300	(2,168)
	3,556	2,925	8,783	8,633
Adjustments:
Equity-based compensation	107	297	875	332
Nonperforming asset management	89	244	300	442
Gain on sale of other real estate owned	(15)	(11)	(15)	(91)
Valuation adjustments of other real estate owned	115	231	244	467
Operations of other real estate owned	143	114	539	404
Adjustments	439	875	1,943	1,554
Pre–tax pre–provision earnings from core operations	$3,995	$3,800	$10,726	$10,187

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.06%	1.06%	0.95%	0.94%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2016			2015
	IIIQ	IIQ	IQ	IVQ	IIIQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$4,081	$1,345	$3,057	$3,299	$3,881
Provision for (recovery of) loan losses	(525)	1,315	(490)	(1,038)	(956)
	3,556	2,660	2,567	2,261	2,925
Adjustments:
Equity-based compensation	107	391	377	306	297
Nonperforming asset management	89	127	84	239	244
Loss (gain) on sale of other real estate owned	(15)	(38)	38	33	(11)
Valuation adjustments of other real estate owned	115	10	119	81	231
Operations of other real estate owned	143	177	219	169	114
	439	667	837	828	875
Pre–tax pre–provision earnings from core operations	$3,995	$3,327	$3,404	$3,089	$3,800

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.06%	0.88%	0.90%	0.85%	1.06%

(1)	Annualized